Exhibit 10.16.13

N T     C O N F I D E N T I A L

TENTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Tenth Amendment (“Tenth Amendment”) to the Data License Agreement (“Agreement”), dated December 1, 2002, as amended, between NAVTEQ North America, LLC (“NT”) (formerly Navigation Technologies Corporation) and TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”), is made and entered into between Client, on the one hand, and NT and NAVTEQ Europe B.V. (collectively “NT” or “NAVTEQ”) as of the date of last signature below (“Tenth Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Tenth Amendment shall have the meanings set forth in the Agreement or within each applicable Territory License (“TL”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Tenth Amendment as follows:

1.	The following sentence of the first paragraph under Exhibit D to TL 1 (dated December 1, 2002), Exhibit D, “The data (“Data”) is provided for your personal, internal use only and not for resale” shall be deleted in its entirety and replaced with the following: “The Data is provided for your internal business and personal use only and not for resale”.

2.	The paragraph “Personal Use Only” under Exhibit D of TL 1 of the Agreement shall be deleted in its entirety and replaced with the following:

“Internal Use Only. You agree to use this Data together with the TeleNav Service solely for the internal business and personal use for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.”

3.	The following sentence of the first paragraph under Exhibit C to TL 2 (dated June 30, 2003), “The data (“Data”) is provided for your personal, internal use only and not for resale”, shall be deleted in its entirety and replaced with the following: “The Data is provided for your internal business and personal use only and not for resale”.

4.	The paragraph “Personal Use Only” under Exhibit C of TL 2 shall be deleted in its entirety and replaced with the following:

“Internal Use Only. You agree to use this Data together with the TeleNav Service solely for the internal business and personal use for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.”

5.	The following sentence of the first paragraph under Exhibit C to TL 3 (dated February 7, 2006), “The data (“Data”) is provided for your personal, internal use only and not for resale”, shall be deleted in its entirety and replaced with the following: “The Data is provided for your internal business and personal use only and not for resale”.

6.	The paragraph “Personal Use Only” under Exhibit C to TL 3 shall be deleted in its entirety and replaced with the following:

“Internal Use Only. You agree to use this Data together with the TeleNav Service solely for the internal business and personal use for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set

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forth in the following paragraphs, you may copy this Data only as necessary to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.”

7.	The following sentence under the first paragraph of Exhibit C of TL 5 (dated March 6, 2006),”The data (“Data”) is provided for your personal, internal use only and not for resale”, shall be deleted in its entirety and replaced with the following: “The Data is provided for your internal business and personal use only and not for resale”.

8.	The paragraph “Personal Use Only” of Exhibit C to TL 5 shall be deleted in its entirety and replaced with the following:

“Internal Use Only. You agree to use this Data together with the TeleNav Service solely for the internal business and personal use for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.”

9.	The following sentence under the first paragraph of Exhibit C of TL 6 (dated May 18, 2007), “The data (“Data”) is provided for your personal, internal use only and not for resale”, shall be deleted in its entirety and replaced with the following: “The Data is provided for your internal business and personal use only and not for resale”.

10.	The paragraph “Personal Use Only” of Exhibit C of TL 6 shall be deleted in its entirety and replaced with the following:

“Internal Use Only. You agree to use this Data together with the TeleNav Service solely for the internal business and personal use for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.”

11.	The following sentence under the first paragraph of Exhibit C of TL 7 (dated May 18, 2007), “The data (“Data”) is provided for your personal, internal use only and not for resale”, shall be deleted in its entirety and replaced with the following: “The Data is provided for your internal business and personal use only and not for resale”.

12.	The paragraph “Personal Use Only” of Exhibit C to TL 7 shall be deleted in its entirety and replaced with the following:

“Internal Use Only. You agree to use this Data together with the TeleNav Service solely for the internal business and personal use for which you were licensed, and not for service bureau, time-sharing or other similar purposes. Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way. You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.”

13.	The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

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IN WITNESS WHEREOF, the parties have caused this Tenth Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA, LLC		TELENAV, INC.

By:	/s/ Stephen W. Kelley	By:	/s/ Douglas S. Miller
Name:	Stephen W. Kelley	Name:	Douglas S. Miller
Title:	Vice President and Assistant General Counsel	Title:	CFO
Date:	6/1/2010	Date:	5/24/10

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